UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	November 14, 2005

Blackboard Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-50784	52-2081178
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1899 L Street NW, 5th Floor, Washington, District of Columbia		20036
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	202-463-4860

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On November 14, 2005, Blackboard Inc. (the "Company") entered into employment agreements with Michael Chasen, President and CEO, and Matthew Pittinsky, Chairman. The agreements are filed herewith as Exhibits 10.1 and 10.2 respectively.

The initial term of Mr. Chasen’s agreement begins on November 14, 2005 and ends on Novmeber 14, 2009. The agreement automatically renews for successive one year periods unless either the Company or Mr. Chasen provides notice of non-renewal within 30 days of the applicable renewal term. Under the agreement, Mr. Chasen will be entitled to an annual base salary of $350,000, subject to periodic review and adjustment by the Board. He will also be eligible to receive to an annual bonus based on financial performance targets set by the Board. For the initial year of the agreement, Mr. Chasen’s target bonus is 70% of his base compensation. If the Company terminates Mr. Chasen’s employment without Cause (as defined in the agreement) or Mr. Chasen terminates his employment with Good Reason (as defined in the agreement), then the Company will be required to pay $999,999 to Mr. Chasen. During his employment with the Company and for one year following the termination of his employment, Mr. Chasen will be subject to certain non-solicitation and non-competition restrictions.

The initial term of Mr. Pittinsky’s agreement begins on November 14, 2005 and ends on Novmeber 14, 2009. The agreement automatically renews for successive one year periods unless either the Company or Mr. Pittinsky provides notice of non-renewal within 30 days of the applicable renewal term. Under the agreement, Mr. Pittinsky will be entitled to an annual base salary of $245,000, subject to periodic review and adjustment by the Board. He will also be eligible to receive to an annual bonus based on financial performance targets set by the Board. For the initial year of the agreement, Mr. Pittinsky’s target bonus is 50% of his base compensation. If the Company terminates Mr. Pittinsky’s employment without Cause (as defined in the agreement) or Mr. Pittinsky terminates his employment with Good Reason (as defined in the agreement), then the Company will be required to pay $750,000 to Mr. Pittinsky. During his employment with the Company and for one year following the termination of his employment, Mr. Pittinsky will be subject to certain non-solicitation and non-competition restrictions.

Item 9.01 Financial Statements and Exhibits.

Exhibit 10.1 - Employment Agreement between Blackboard Inc. and Michael Chasen dated November 14, 2005.

Exhibit 10.2 - Employment Agreement between Blackboard Inc. and Matthew Pittinsky dated November 14, 2005.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Blackboard Inc.

November 17, 2005	By:	/s/ Matthew Small

Name: Matthew Small
Title: General Counsel

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Exhibit Index

Exhibit No.	Description

10.1	Employment Agreement between Blackboard Inc. and Michael Chasen dated November 14, 2005.
10.2	Employment Agreement between Blackboard Inc. and Matthew Pittinsky dated November 14, 2005.